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                                  EXHIBIT 23.1
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                        CONSENT OF KPMG PEAT MARWICK LLP
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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
ScanSource, Inc.:

  We consent to the use of our report included herein and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

                                        /s/ KPMG Peat Marwick LLP
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                                        KPMG Peat Marwick LLP

Greenville, South Carolina
January 23, 1997